Other operating income/(expense) (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Summary Information about Other Operating Expense

	2023 £m	2022 £m	2021 £m
Upfront settlement income(1)	–	922	–
Fair value remeasurements of equity investments	(122)	256	37
Disposal of businesses and assets	61	215	552
Fair value remeasurements on contingent consideration recognised in business combinations	(791)	(1,607)	(1,058)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	245	(85)	(48)
Fair value adjustments on derivative financial instruments	7	3	(4)
Other income	237	61	17
	(363)	(235)	(504)
(1)On 1 February 2022, ViiV Healthcare reached agreement with Gilead Sciences, Inc (Gilead) to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti-retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion (£922 million) to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027 and will be recorded as royalty income in the income statement.